UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number 811-5565

DWS Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 454-7190

Date of fiscal year end: 10/31

Date of reporting period: 1/31/09

ITEM 1. SCHEDULE OF INVESTMENTS

Investment Portfolio	as of January 31, 2009 (Unaudited)

DWS Gold & Precious Metals Fund

	Shares	Value ($)

Common Stocks and Warrants 94.2%
Australia 11.0%
Andean Resources Ltd.*	7,386,953	6,141,581
Centamin Egypt Ltd.*	3,298,100	1,963,395
Dragon Mountain Gold Ltd.*	3,376,746	235,742
Kingsgate Consolidated Ltd.*	1,465,925	3,448,655
Mineral Deposits Ltd.*	5,888,000	2,416,288
Newcrest Mining Ltd.	1,131,971	22,037,283
Sino Gold Mining Ltd.*	4,280,083	13,285,692
Sylvania Resources Ltd.*	3,554,829	1,585,821

(Cost $65,160,941)		51,114,457

Bermuda 0.7%
Aquarius Platinum Ltd. (a) (Cost $2,840,262)	1,392,264	3,172,558
Canada 50.7%
Agnico-Eagle Mines Ltd.	366,360	19,431,734
Anatolia Minerals Development Ltd.*	2,163,100	3,386,872
Barrick Gold Corp.	1,465,164	55,129,596
Bear Creek Mining Corp.*	1,104,070	1,305,526
Eldorado Gold Corp.*	2,097,400	16,420,012
Franco-Nevada Corp.	126,900	2,633,725
Gammon Gold, Inc.*	815,400	5,386,129
Goldcorp, Inc.	1,444,765	42,746,411
Great Basin Gold Ltd.*	1,594,400	2,145,370
Guyana Goldfields, Inc.*	757,000	1,827,295
IAMGOLD Corp.	2,152,160	14,742,625
Kinross Gold Corp.	2,507,111	44,427,745
Kinross Gold Corp. (Warrants) Expiration Date 9/3/2013*	134,683	571,133
Red Back Mining, Inc.*	908,500	5,838,108
Silver Wheaton Corp.*	822,400	5,370,272
Yamana Gold, Inc.	1,809,898	14,588,798

(Cost $224,580,475)		235,951,351
Mexico 1.1%
Fresnillo PLC (Cost $1,698,383)	1,025,800	5,258,121
Papua New Guinea 5.1%
Lihir Gold Ltd.* (Cost $25,563,117)	11,858,458	23,797,434
South Africa 9.1%
AngloGold Ashanti Ltd.	665,772	18,896,543
AngloGold Ashanti Ltd. (ADR)	103,276	2,962,988
Gold Fields Ltd.	605,800	6,409,589
Impala Platinum Holdings Ltd. (ADR)	1,220,050	14,103,778

(Cost $67,556,891)		42,372,898
United Kingdom 3.5%
Randgold Resources Ltd. (ADR) (Cost $11,620,089)	360,201	16,014,536
United States 13.0%
Newmont Mining Corp. (Cost $60,682,831)	1,514,800	60,258,744

Total Common Stocks (Cost $459,702,989)		437,940,099
Exchange Traded Fund 3.8%
United States
SPDR Gold Trust* (Cost $13,707,912)	194,000	17,714,140
	Troy Ounces	Value ($)

Commodities 1.0%
United States
Gold Bullion* (Cost $4,255,879)	5,171	4,798,079
	Shares	Value ($)

Cash Equivalents 1.5%
Cash Management QP Trust, 1.12% (b) (Cost $6,805,753)		6,805,753	6,805,753
		% of Net Assets	Value ($)

Total Investment Portfolio (Cost $484,472,533) †		100.5	467,258,071
Other Assets and Liabilities, Net		(0.5)	(2,172,872)

Net Assets		100.0	465,085,199

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†

The cost for federal income tax purposes was $493,453,417. At January 31, 2009, net unrealized depreciation for all securities based on tax cost was $26,195,346. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $55,826,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $82,022,169.

(a)	Security is listed in country of domicile. Significant business activities of company are in Africa.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR: American Depositary Receipt
SPDR: Standard & Poor's Depositary Receipt
At January31, 2009, the DWS Gold & Precious Metals Fund had the following Quality Distribution:
Quality Distribution (As a % of Common Stocks)
Group breakdown of the Fund's common stocks
Group I:
Premier producing companies	61%

Group II:
Major established producers	23%

Group III:
Junior producers with medium cost production	11%

Group IV:
Companies with some production on stream or in start-up	3%

Group V:
Primarily exploration companies with or without mineral resources	2%
	100%

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund's investments. Please see below for information on the Fund’s policy regarding valuation inputs, and their aggregate levels used in the table below:

Valuation Inputs	Investments in Securities
Level 1	$ 324,582,893
Level 2	142,675,178
Level 3	-
Total	$ 467,258,071

ITEM 2.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 23, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 23, 2009